                                                                  Exhibit 23.1




            CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM


We hereby consent to the incorporation by reference in this Registration Statement on Form S-3 (No. 333-52444) of our report dated March 24, 2005 relating to the financial statements and financial statement schedule, which appears in TravelCenters of America, Inc.'s Annual Report on Form 10-K for the year ended December 31, 2004.



PricewaterhouseCoopers LLP
Cleveland, Ohio
March 24, 2005